Subsequent Events (Details)	Aug. 15, 2023
Subsequent Events [Member]
Subsequent Events (Details) [Line Items]
Description of aggregate grant	(i) the grant of aggregate amount of 60,000 options to several employees. The options have an exercise price of $0.96 per share and vest quarterly over 3 years starting August 15, 2023, and (ii) the grant of 9,000 options to an employee. The options have an exercise price of $0.96 per share and vest annually over 3 years starting August 15, 2023